VAN KAMPEN EQUITY TRUST II,
on behalf of its series,
Van Kampen Core Growth Fund

Supplement dated December 9, 2009
to the
Class A Shares, Class B Shares and Class C Shares Prospectus
dated December 30, 2008,
as previously supplemented on October 20, 2009,
August 14, 2009 and May 29, 2009
and to the
Class I Shares and Class R Shares Prospectus
dated December 30, 2009,
as previously supplemented on October 20, 2009, September 14, 2009 and May 29, 2009

The Prospectuses are hereby supplemented as follows:

On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (“Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. In connection with the Transaction, on December 8, 2009, management of the Van Kampen Core Growth Fund (the “Fund”) proposed the reorganization (the “Reorganization”) of the Fund into a fund on the Morgan Stanley institutional platform with the same investment objective and principal investment strategy as the Fund (the “Acquiring Fund”). The Board of Trustees has approved the proposed Reorganization, subject to shareholder approval. The proposed Reorganization will be presented to shareholders of the Fund for approval at a special meeting of shareholders. If the proposed Reorganization is approved, Fund shareholders will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board of Trustees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CGSPT1 12/09